                                                                   Exhibit 10.33

THIS DEED is made the twenty ninth day of September One thousand nine hundred and ninety-two


BETWEEN                                                          [SEAL]


VODAFONE GROUP PLC registered in England with Number 1833679 and whose registered office is situated at The Courtyard, 2-4 London Road, Newbury, Berkshire (hereinafter called "the Company") of the first part; and

THE SEVERAL COMPANIES whose names, registered offices and registered numbers are stated respectively in the First Schedule hereinafter called (together with the Company) "the Participating Companies" which expression shall, where the context so admits, also include the companies from time to time bound by the provisions of this Deed in accordance with Clause 9 hereof of the second part; and

NOBLE LOWNDES SETTLEMENT TRUSTEES LIMITED registered in England with Number 576832 and whose registered office is situated at PO Box 144 Norfolk House, Wellesley Road, Croydon CR9 3EB (hereinafter called "the Trustees" which expression shall, where the context so admits, include its successors as trustees of the Scheme) of the third part


WHEREAS


(A) The Company wishes to establish arrangements to facilitate the acquisition on behalf of employees of the Company and any Participating Company of fully paid Shares of Vodafone Group PLC and to embody in such arrangements a profit sharing scheme approved in accordance with the provisions of Part I of Schedule 9 to the Act and constituting an "employees' share scheme" as that expression is defined in Section 743 of the Companies Act 1985 for the provision by the Company and such Participating Companies of funds for the subscription or purchase by the Trustees of such Shares.

(B) The Company has by resolution of the Directors adopted the Rules set out in the Second Schedule hereto.

(C)  The Trustees have agreed to be the first trustees of the Scheme.

                                 VODAFONE GROUP
                             PROFIT SHARING SCHEME

                                   TRUST DEED

                                LIST OF CONTENTS


TITLE                                                             PAGE NUMBER

        PREAMBLE                                                        1

1.      Name                                                            2
2.      Construction                                                    2
3.      Covenant                                                        2
4.      Trusts of The Qualification Scheme                              2
5.      Trusts of the Ownership Scheme                                  2
6.      Accounts and Records                                            3
7.      Eligible Employee's Income Tax                                  4
8.      Amendments                                                      4
9.      Participation by Participating Companies                        5
10.     Initial Market Value                                            5
11.     Information and directions given to Trustees                    6
12.     Safekeeping of Trust Property                                   6
13.     Appointment of Trustees                                         6
14.     Persons Eligible to be Trustees                                 6
15.     Removal of Trustees                                             6
16.     Resignation of Trustees                                         7
17.     Minimum Number of Trustees                                      7
18.     Remuneration and Expenses of Trustees                           7
19.     Personal Interest of Trustees                                   8
20.     Position of Trustees                                            8
21.     Administration by the Trustees                                  8
22.     Income Received by the Trustees                                 9
23.     Delegation                                                      9
24.     Liability                                                      10
25.     Perpetuity Period                                              10

NOW THIS DEED WITNESSETH as follows:

1.       NAME

         The Scheme shall be known as the "Vodafone Group Profit Sharing Scheme" and shall be operated and administered by the Trustees in accordance with the Rules contained in the Second Schedule hereto.

2.       CONSTRUCTION

         Words and expressions as used herein shall, unless the context or subject matter precludes, bear the same meanings in this Deed as in the Rules and these presents shall be construed and take effect according to English law.

3.       COVENANT

         The Company hereby covenants with the Trustees to pay to the Trustees, or to procure that each of the Participating Companies pay to the Trustees, such sums as pursuant to these presents are required to be paid to the Trustees and the Company here by further covenants to carry out, or to procure are carried out, such other obligations as pursuant to these presents are required of the Participating Companies.

4.       TRUSTS OF THE QUALIFICATION SCHEME

         Subject as hereinafter provided, the Trustees shall hold the Deposit received from any Eligible Employee together with any Shares acquired therewith and any such Shares deposited with them and any shares, stock, securities or other rights or assets issued or received in respect of, or otherwise representing, such Shares UPON TRUST for the Eligible Employee by whom such Deposit was made and shall apply and deal with the same in accordance with the provisions of The Qualification Scheme.

5.       TRUSTS OF THE OWNERSHIP SCHEME

         Subject as hereinafter provided, the Trustees shall apply the Contributions received by them from the Participating Companies in the acquisition of Shares to hold the same once appropriated and any shares, stock, securities or other rights or assets issued or received thereafter in respect of, or otherwise representing, such

         Shares UPON TRUST for those Eligible Employees to whom such Shares has been appropriated provided always that:

         (i) the Trustees shall not dispose of any of an Eligible Employee's Appropriated Shares during the Period of Retention related thereto (whether by transfer to the Eligible Employee or otherwise) except as mentioned in paragraphs 1(1)(a), 1(1)(b) and 1(1)(c) of Schedule 10;

         (ii) the Trustees shall not dispose of any of an Eligible Employee's Appropriated Shares except pursuant to a written direction given by the Eligible Employee or any person in whom the beneficial interest in such Eligible Employee's Appropriated Shares is for the time being vested by reason of such Eligible Employee's insolvency or otherwise by operation of law or the legal personal representatives of that Eligible Employee and by a transaction which would not involve a breach of such Eligible Employee's obligations as expressed in paragraphs 2(2)(c) and 2(2)(d) of Schedule 9;

         (iii) the Trustees shall deal only pursuant to a written direction given by the Eligible Employee or any person in whom the beneficial interest in such Eligible Employee's Appropriated Shares is vested by reason of such Eligible Employee's insolvency or otherwise by operation of law or the legal personal representatives of that Eligible Employee with any right conferred in respect of any of such Eligible Employee's Appropriated Shares to be allotted other stock, shares securities or rights of any description.

5.2 Where pursuant to Rules 17.3 and 18.5 the Trustees hold any unutilised cash they shall stand possessed of it and any income therefrom UPON TRUST to apply the same as directed in such Rules and shall, as requested, notify the Company of the amount so held by them and its application but if, at any time, the Scheme is terminated the Trustees shall, subject as hereinafter provided, account to the Company for any amount then held by them and not so required.

6.       ACCOUNTS AND RECORDS

6.1 The Trustees shall maintain such accounts and records as may be required for the proper operation of the Scheme in accordance with statute and the general law and, in particular, as may be necessary to enable them to carry out their obligations under paragraph 7 of
         Schedule 10 in relation to Eligible Employees' Appropriated Shares and, without prejudice to the generality of the foregoing, such records shall include in respect of each Eligible Employee's Appropriated
         Shares:

         (i)    the date of appropriation;

         (ii) details of any capital receipts (as defined in Section 186(3) of the Act) received in respect of, or by reference to, such Eligible Employee's Appropriated Shares;

         (iii) details of any company reconstruction (as defined in paragraph 5 of Schedule 10) occurring in relation to any such Eligible Employee's Appropriated Shares;

         (iv) the market value of such Eligible Employee's Appropriated Shares at the time of disposal or transfer if different from the disposal proceeds; and

         (v) the disposal proceeds from the disposal or transfer of such Eligible Employee's Appropriated Shares.

6.2 The Trustees shall at least once in each year submit accounts to the Company and the Company may cause such accounts to be made up and audited.

7.       ELIGIBLE EMPLOYEE'S INCOME TAX

         Where an Eligible Employee becomes liable to income tax under Part V of the Act (Schedule E) by reason of the occurrence of any event in relation to, or in respect of, his Appropriated Shares the Trustees shall inform the Eligible Employee of any facts known to them and relevant to determining that liability.

8.       AMENDMENTS

         Without infringing the Rule against perpetuities, the Company shall have power to vary, amend, modify, alter or extend the Rules in any manner and in any particular whatsoever as is therein provided and, with the concurrence of the Trustees to vary, amend, modify, alter or extend this Deed in any manner and in any particular whatsoever by any deed which shall be expressed to be supplemental hereto and this Deed shall then be read and construed as if the provision thereof were incorporated herein and shall be binding on all Eligible Employees and all Participating Companies Provided always that the foregoing power shall not be exercised

         (i) so as to affect the rights of any Eligible Employee in respect of his Qualification Shares, Deposited Shares, Matured Shares or Appropriated Shares; or

         (ii) (without the prior written consent of the Trustees) so as to expose the Trustees to any greater liability (actual or contingent) than would or might have fallen upon them if such power had not been exercised; or

         (iii)  without the prior approval of the Commissioners of Inland
                Revenue.

9.       PARTICIPATION BY PARTICIPATING COMPANIES

         The Company shall have power exercisable from time to time by deed (expressed to be supplemental hereto and to be in such form as the Company and the Trustees agree) to agree that any Subsidiary of the Company which is under the control of the Company (within the meaning of Section 840 of the Act) or, with the prior approval of the Commissioners of Inland Revenue, any Jointly-owned Company, shall become a Participating Company for the purposes of the Scheme provided that the said Subsidiary shall be a party to that supplemental deed for the purpose of acceding to, and becoming bound by, the provisions of the Scheme. Any such Subsidiary shall be deemed not to be a Participating Company for the purposes of Rule 2 as from the date on which it ceases to be a Subsidiary or under the control of the Company or as from such date as the Company may by deed declare.

10.      INITIAL MARKET VALUE

         The Trustees shall have power exercisable from time to time by agreement in writing as provided by paragraph 30(4)(b) of Schedule 9 with the Commissioners of Inland Revenue (and with the concurrence of the Company) to determine the Initial Market Value of any Appropriated Shares.

11.      INFORMATION AND DIRECTIONS GIVEN TO TRUSTEES

         Each Participating Company shall supply the Trustees with any information reasonably required by them for the purposes of the Scheme and, if required by them, shall do so in writing. The Trustees may rely without further enquiry on any such information or any information provided to them by an Eligible Employee.

12.      SAFE KEEPING OF TRUST PROPERTY

         The Trustees may at any time cause any part of the property from time to time held by them under the provisions of the Scheme to be deposited for safekeeping with any one or more of the Trustees or to be deposited for safekeeping with any other persons (including any company or corporation) on behalf of the Trustees and may pay any reasonable expenses in connection therewith.

13.      APPOINTMENT OF TRUSTEES

         The power of appointing additional or new trustees hereof shall be vested in the Company and be exercisable by resolution of the Board and if the Company shall cease to exist otherwise than by way of reconstruction or amalgamation shall thereafter be vested in the Trustees and this power shall not be restricted by any statutory or other limitation on the number of trustees.

14.      PERSONS ELIGIBLE TO BE TRUSTEES

         An Eligible Employee, a trust corporation or any other body corporate may be appointed a trustee hereof provided always that such a person is resident in the United Kingdom.

15.      REMOVAL OF TRUSTEES

         The Company shall have power (which may be exercisable by resolution of the Board) in its absolute discretion at any time and without assigning any reason therefore to remove from office any Trustee and the Trustees (including that Trustee) shall, provided that they are satisfied that such Trustee will not thereafter be under any liability (whether actual or contingent) by reason of any provision of these presents save only for fraud, wilful default or negligence, accord therewith by taking whatever further action may be necessary to give effect thereto.

16.      RESIGNATION OF TRUSTEES

         Any Trustee may at any time by notice in writing given to the Company and the remaining Trustees resign his or its office, as the case may be, and thereupon cease to be a Trustee provided always that any Trustee who ceases to be resident in the United Kingdom for tax purposes shall ipso facto cease to be a Trustee.

17.      MINIMUM NUMBER OF TRUSTEES

17.1 There shall at all times be at least two Trustees or a Trustee which is a body corporate or trust corporation and this provision shall be observed in the exercise of any of the foregoing powers.

17.2 If at any time there is only one Trustee and that Trustee is not a body corporate or trust corporation, the Company shall forthwith appoint an additional Trustee.

18.      REMUNERATION AND EXPENSES OF TRUSTEES

18.1 A Trustee (whether or not a professional or business person) shall be entitled to charge, receive and retain such remuneration as may be agreed from time to time with the Company.

18.2 All costs, expenses, charges, stamp duties (but only to the extent that the same are not payable by the Eligible Employees pursuant to Rule 32) and other liabilities of, and incidental to, the establishment and administration and determination of the Scheme (including, but without prejudice to the generality of the foregoing, the costs and expenses reasonably incidental to the acquisition of Shares pursuant to The Ownership Scheme) shall be payable by the Trustees who shall (after deducting any amounts retained by the Trustees against such expenses pursuant to the Rules) be reimbursed in full by the Participating Companies in such proportions as may be agreed from time to time and may require to be funded or indemnified to their satisfaction. Such costs and expenses shall be agreed in advance between the Company and the Trustees.

18.3 A Trustee which is a bank or any other company or trust corporation or who is a professional person shall be entitled to charge, receive and retain such interest, fees or remuneration for services rendered in the ordinary course of its or his business as may be agreed with the Company without accounting for any resultant profit.

19.      PERSONAL INTEREST OF TRUSTEES

19.1 A Trustee and any director or other officer of a body corporate or trust corporation acting as a trustee hereof shall not be precluded from acquiring, holding or dealing with any debentures, debenture stock, shares or securities whatsoever of the Company or any Subsidiary or any other company in which the Company or any such Subsidiary may be interested or from entering into any contract or other transaction with the Company or any such Subsidiary or any such other company or being interested in any such contract or transaction and none of them shall be in any manner whatsoever liable to account to the Company or any such Subsidiary for any profits made or benefits obtained by him or it thereby or in connection therewith.

19.2 A Trustee who is or who becomes a director of or a holder of any other office or employment in any Participating Company may retain for his own absolute benefit any fees or remuneration received by him in connection therewith notwithstanding that his retention of or appointment to such office or employment may be directly or indirectly due to the exercise or non-exercise of any votes to which he is entitled under the Scheme.

20.      POSITION OF TRUSTEES

         The Company hereby covenants with the Trustees (for themselves and as trustees for their successors in title) that it will at all times hereafter keep them and each and all of their successors in the title as Trustees and each of their estates and effects fully indemnified and saved harmless against all claims, losses, demands, actions, proceedings, charges, expenses, costs, damages, taxes, duties and other liabilities that may be incurred by them, or by each of any of them, in connection with the administration and operation and determination of the Scheme in any manner whatsoever, save that no Trustee shall be indemnified hereunder or exonerated in respect of any fraud, wilful default or negligence on it or his part.

21.      ADMINISTRATION BY THE TRUSTEES

         The Trustees (if more than one) may in their discretion make rules for the constitution and regulation of their meetings, the appointment of chairman, the passing of resolutions and the keeping of minutes and otherwise conduct their affairs in such manner as they may deem appropriate and make such arrangements in relation to the administration of the Scheme and of the property held in trust by the Trustees as they may consider advisable provided always that no power conferred on the Trustees under these presents or by law shall be exercised except in the furtherance of the Scheme and in accordance with these presents.

22.      INCOME RECEIVED BY THE TRUSTEES

         Any moneys received by the Trustees pursuant to these presents may be placed on current account with a bank carrying on business in the United Kingdom and the Trustees shall not be required to earn interest in respect of such moneys but in the event that they shall the Trustees shall apply such interest (after paying any taxation in respect thereof) in meeting the costs, charges and other expenses of managing and administering the Scheme. Any bank accounts held for the purposes of the Scheme may be operated by the Trustees or by two or more persons including at least one Trustee as the Trustees shall in their discretion direct.

23.      DELEGATION

23.1 The Trustees or any of them shall have power with the consent in writing in each case of the other or others of them (i) to appoint any person or company whether incorporated or not (including, without prejudice to the generality of the foregoing the Company or any Subsidiary of the Company) to act in relation to the administration of the Scheme on such terms as to employment, remuneration, responsibility to the Trustees or otherwise as the Trustees shall in their discretion think fit (ii) to the extent permitted by law to delegate to any such officers or to any other persons (who may if thought fit be or include any of the Trustees) or any company or corporation (including any Participating Company) at any time for any period and in any manner and upon any terms whatever all or any of the trusts, powers and discretions imposed on or given to the Trustees by this Deed or by law or otherwise and (iii) to employ and pay a solicitor, accountant, banker, stockbroker or other professional or business person to transact or advise on all or any business to be done.

23.2 A Trustee hereof being a body corporate (whether or not a trust corporation) may in its capacity as Trustee hereof act by its proper officers and may be such proper officers have and exercise all powers trusts and discretions vested in it hereunder.

23.3 Any two Trustees or a Trustee which is a trust corporation or other body corporate may give a valid and effectual receipt or discharge for the payment or transfer of any money or other property receivable by the Trustees.

23.4 Save as herein provided, each of the powers and discretions hereby or by law vested in the Trustees shall be an absolute and uncontrolled discretion or power and shall be exercisable by a simple majority in number of the Trustees for the time being and any Trustee who shall dissent from any exercise of any such power or discretion shall nevertheless, but without being responsible for loss, concur in executing or signing any deed or document and in doing any act necessary for giving effect to the exercise of such power or discretion by the majority of the Trustees.

24.      LIABILITY

         In the professed operation of the Scheme no Trustee shall be liable for any loss arising by reason of any mistake or omission made in good faith by him or by reason of the fraud, negligence or default of another Trustee unless fraudulent, in wilful default or grossly negligent himself.

25.      PERPETUITY PERIOD

25.1 The Scheme shall continue for a period of eighty years commencing on the date hereof which period shall be the perpetuity period for the purposes of this Deed and the Rules contained herein.

25.2 Upon the expiration of the perpetuity period applicable to this Deed or, if earlier, if at any time the Board shall resolve to terminate the Scheme, the Trustees shall:

         (i) refund any amounts received by them from Eligible Employees and not otherwise applied in accordance with the provisions of this Deed to the Eligible Employees concerned; and

         (ii) hold upon trust any Shares which constitutes Appropriated Shares, Deposited Shares, Matured Shares or Qualification Shares of an Eligible Employee for that Eligible Employee until such date as all such Shares becomes Matured Shares and, as soon as practicable after that date, shall transfer to him any of his Matured Shares still registered in their names and in respect of which he has not given notice in writing to the Trustee pursuant to Rule 24 and if the perpetuity period has expired or expires following a resolution to terminate the Scheme as aforesaid the trusts under which the Trustees shall continue to hold Shares at any time shall be interpreted as though these presents continued to subsist; and

         (iii) sell any Shares which does not constitute Appropriated Shares, Deposited Shares, Matured Shares or Qualification Shares of any Eligible Employee for the best consideration in money reasonably obtainable at the time and shall pay or transfer the proceeds of such sale, less any expenses associated therewith, together with any other moneys then held by them and not otherwise applied in accordance with the provisions of this Deed to any companies which at that time were Participating Companies in proportion to the total aggregate Contributions paid by each of them in the preceding five years;

         and immediately after the date upon which the Trustees cease to hold any Shares, moneys or property whatsoever or, if earlier, the end of the perpetuity period the trust hereof shall cease to have effect.

                               THE FIRST SCHEDULE


Participating Company               Registered Office         Registered Number


Vodafone Limited                    The Courtyard             1471587
                                    2-4 London Road
                                    Newbury
                                    Berkshire
                                    RG13 1JL


Vodafone Group Services             The Courtyard             2370135
Limited                             2-4 London Road
                                    Newbury
                                    Berkshire
                                    RG13 1JL


Vodac Limited                       The Courtyard             1786055
                                    2-4 London Road
                                    Newbury
                                    Berkshire
                                    RG13 1JL


Vodapage Limited                    The Courtyard             795531
                                    2-4 London Road
                                    Newbury
                                    Berkshire
                                    RG13 1JL


Vodata Limited                      The Courtyard             1795704
                                    2-4 London Road
                                    Newbury
                                    Berkshire
                                    RG13 1JL


Paknet Limited                      The Courtyard             2349299
                                    2-4 London Road
                                    Newbury
                                    Berkshire
                                    RG13 1JL

                               THE SECOND SCHEDULE

                                    THE RULES

                                     PART A

1.       INTERPRETATION AND CONSTRUCTION

1.1      Definitions                                              19
1.2      Construction                                             26
1.3      Headings                                                 27

2.       ELIGIBILITY TO PARTICIPATE IN THE
         SCHEME

2.1      Eligibility                                              27
2.2      Contract of Participation                                27
2.3      Contract of Participation                                28
2.4      Maternity Leave                                          28
2.5      Previous Employment                                      29


                                     PART B

                            THE QUALIFICATION SCHEME


3.       CALCULATION AND PAYMENT OF DEPOSITS

3.1      Election to Participate                                  30
3.2      Alteration in Amount of Contributions                    30
3.3      Limit on Contributions                                   31
3.4      Deduction and Payment of Deposits                        31
3.5      Validity of Notices                                      32
3.6      Cessation of Employment                                  32
3.7      Restrictions on Deductions                               33

4.       CASH IN CASH ACCOUNT                                     33

5.       APPLICATION OF DEPOSITS HELD IN
         ELIGIBLE EMPLOYEE'S CASH ACCOUNT                         33

6.       ACQUISITION OF QUALIFICATION SHARES

6.1      Method of Acquisition                                    34
6.2      Calculation of Shares to be acquired                     34
6.3      Nature of Shares to be Acquired                          34

7.       VOLUNTARY SUSPENSION OF DEPOSITS

7.1      Suspension of Deposits                                   35
7.2      Application of Deposits after Suspension                 35
7.3      Resumption of Deposits                                   35

8.       PARTICIPATION IN THE OWNERSHIP SCHEME

8.1      Method of Participation                                  35
8.2      Notification of Deposit                                  36
8.3      Deposited Shares carrying Additional Rights              36
8.4      Balance in Cash Account                                  37
8.5      Market Value of Deposited Shares                         37
8.6      Limit on Deposited Shares                                37

9.       RESTRICTIONS ATTACHING TO ELIGIBLE
         EMPLOYEES' DEPOSITED SHARES

9.1      Restriction                                              38
9.2      Matured Shares                                           39
9.3      First in First Out                                       39

10.      TRUSTEES' ACCOUNTABILITY TO AN
         ELIGIBLE EMPLOYEE IN RESPECT OF
         HIS CASH ACCOUNT, QUALIFICATION
         SHARES, DEPOSITED SHARES AND
         MATURED SHARES

10.1     Accountability                                           39
10.2     Notification to Eligible Employee                        39

11.      RIGHTS OFFERS IN RELATION TO ELIGIBLE
         EMPLOYEES' QUALIFICATION
         SHARES, MATURED SHARES
         AND DEPOSITED SHARES

11.1     Rights Offers                                            40
11.2     Trustees' right to take no action                        40

11.3     Notification to Eligible Employees                       41
11.4     Allocation of New Shares                                 41

12.      CAPITALISATION ISSUES IN RELATION TO
         ELIGIBLE EMPLOYEES' QUALIFICATION
         SHARES, MATURED SHARES AND
         DEPOSITED SHARES                                         41

13.      TAKEOVERS AND OTHER TRANSACTIONS
         AFFECTING AN ELIGIBLE EMPLOYEE'S
         QUALIFICATION SHARES, MATURED
         SHARES OR DEPOSITED SHARES                               42


                                     PART C

                              THE OWNERSHIP SCHEME


14.      CALCULATION AND PAYMENT OF
         CONTRIBUTIONS

14.1     Obligation of a Participating Company to
         Make a Contribution                                      43
14.2     Notification of Shares to be Acquired                    43
14.3     Amount of each Participating Company's
         Contribution                                             43
14.4     Payment of Participating Company's Contribution          43

14.5     Notification to Participating Company of Shares
         Acquired                                                 44

14.6     Notification of Event Disqualifying Eligible
         Employee from Participation                              44

15.      APPLICATION OF CONTRIBUTIONS                             44

16.      ACQUISITION OF SHARES

16.1     Method of Acquisition                                    44
16.2     Nature of Shares to be Acquired                          45
16.3     Shares Carrying Different Rights                         45
16.4     Incidental Costs of Acquisition                          45

17.      APPROPRIATION TO AN ELIGIBLE
         EMPLOYEE

17.1     Time of Appropriation                                    46
17.2     Shares to be Appropriated                                46
17.3     Insufficient Shares                                      46
17.4     Dividends Prior to Appropriation                         46

18.      RESTRICTIONS ON APPROPRIATION

18.1     Initial Market Value                                     47
18.2     Participation in another Approved Scheme                 47
18.3     Cessation of Employment                                  47
18.4     Statutory Prohibition                                    47
18.5     Unappropriated Shares                                    48

19.      RESTRICTIONS ATTACHING TO AN
         ELIGIBLE EMPLOYEE'S APPROPRIATED
         SHARES

19.1     During Period of Retention                               48
19.2     Prior to Release Date                                    48
19.3     Matured Shares                                           49

20.      TRUSTEES' ACCOUNTABILITY TO AN
         ELIGIBLE EMPLOYEE IN RESPECT OF
         HIS APPROPRIATED SHARES

20.1     Accountability                                           49
20.2     Notification                                             50

21.      RIGHTS OFFERS IN RELATION TO
         ELIGIBLE EMPLOYEES' APPROPRIATED
         SHARES

21.1     Rights Offers                                            50
21.2     Trustees' Right to Take No Action                        51
21.3     Notification to Eligible Employees                       51
21.4     New Shares                                               51

22.      CAPITALISATION ISSUES IN RELATION
         TO ELIGIBLE EMPLOYEES'
         APPROPRIATED SHARES                                      51

23.      TAKEOVERS AND OTHER TRANSACTIONS
         AFFECTING ELIGIBLE EMPLOYEES'
         APPROPRIATED SHARES

23.1     Takeovers                                                52
23.2     Other Transactions                                       53
23.3     Notification                                             53
23.4     New Shares                                               53


                                     PART D

             PROVISIONS APPLICABLE TO BOTH THE QUALIFICATION SCHEME
                            AND THE OWNERSHIP SCHEME


24.      DEALINGS WITH ELIGIBLE EMPLOYEES'
         MATURED SHARES AND APPROPRIATED
         SHARES

24.1     Trustees as Nominees                                     54
24.2     Disposal of Matured or Appropriated Shares               54
24.3     Proceeds of Sale                                         55
24.4     Transfer of Matured or Appropriated Shares               55
24.5     First in First out                                       56

25.      SHAREHOLDERS' NOTICES                                    56

26.      EXPLANATORY BOOKLET                                      56

27.      VOTING RIGHTS                                            57

28.      TERMINATION OF EMPLOYMENT

28.1     General                                                  57
28.2     Cash Account                                             57
28.3     Transfer of Shares                                       58
28.4     Death                                                    58
28.5     Compensation                                             58

29.      DIVIDENDS                                                59

30.      FRACTIONS ARISING FROM THE ISSUE OF
         NEW SECURITIES

30.1     Allocation amongst Eligible Employees                    59
30.2     Allocation amongst an Eligible
         Employee's Shares                                        60

31.      ERRORS AND OMISSIONS

31.1     General                                                  61
31.2     No liability                                             61

32.      COSTS AND EXPENSES

32.1     By the Participating Companies                           62
32.2     By the Eligible Employees                                62
32.3     Allocation amongst Eligible Employees                    62
32.4     Withdrawal of amounts from Cash Account                  63

33.      DIRECTIONS AND NOTICES

33.1     To the Trustees                                          63
33.2     To an Eligible Employee                                  64
33.3     Indemnity against Costs                                  64
33.4     Notices Irrevocable                                      64

34.      DISPUTES                                                 65

35.      SUSPENSION                                               65

36.      AMENDMENT                                                65

                               RULES OF THE SCHEME

                                     PART A

1.       INTERPRETATION AND CONSTRUCTION

1.1      DEFINITIONS

         In these presents, except where the context requires otherwise -

         "Act"                        means the Income and Corporation Taxes Act
                                      1988;

         "to appropriate"             means to vest a beneficial interest
                                      (subject to the provisions of these
                                      presents) in any specific Shares in an
                                      Eligible Employee pursuant to The
                                      Ownership Scheme and "appropiated" and
                                      "appropriation" shall be construed
                                      accordingly;

         "Appropriated Shares"        in relation to any Eligible Employee,
                                      means such Shares as have been
                                      appropriated to him under Rule 17 and are for the time being held by the Trustees pursuant to the provisions of The
                                      Ownership Scheme (and, where the context so admits, includes any related New
                                      Shares);

         "Approved Scheme"            means any profit sharing scheme which is
                                      for the time being approved by
                                      Commissioners of Inland Revenue in
                                      accordance with Part I of Schedule 9;

         "Base Period"                means a period of one calendar month;

         "Board" means the directors present at a duly convened meeting of the board of directors of the Company for the time being or a duly appointed committee thereof at which a quorum is present or any person or persons duly authorised to act on their behalf in respect of the administration of the Scheme or any part thereof;

         "Business Day"               means any day on which each of the
                                      Trustees, the Company and The London Stock
                                      Exchange are open for business;

         "Cash Account"               means the account held by the Trustees for
                                      the benefit of an Eligible Employee which is funded by his Deposits;

         "Company"                    means Vodafone Group PLC;

         "Contribution"               means, in relation to any Base Period,
                                      such payment as is made by a Participating
                                      Company pursuant to Rule 14.1 to the
                                      Trustees;

         "Deduction Date"             means, in relation to any Base Period, any
                                      Business Day in that Base Period upon
                                      which part of an Eligible Employee's
                                      Emoluments are paid to him;

         "Deposit"                    in relation to any Base Period, means any
                                      payment made by the Eligible Employee
                                      under Rule 3.1;

         "Deposit Date"               means, in relation to any Base Period, the
                                      eighth Business Day of that Base Period or such other date as soon as possible thereafter as the Trustees may agree with the Company;

        "Deposited Shares"            means such of an Eligible Employee's
                                      Qualification Shares (and, where the
                                      context so admits, includes any related
                                      New Shares) which are, pursuant to a
                                      notice given by the Eligible Employee in accordance with Rule 8 (but subject as therein provided), held by the Trustees or held in the PEP pursuant to the provisions of The Qualification Scheme;

         "Eligible Employee"          means any individual who is eligible under
                                      Rule 2 to participate in the Scheme on the Qualification Date related to any Base
                                      Period and, where the context so admits in Rules 3.6, 5 and 6 and in Rules 8 to 33
                                      (inclusive), such expression shall also
                                      mean any individual who was at some time previously an Eligible Employee but on behalf of whom the Trustees, pursuant to the Rules, continue to hold Deposited
                                      Shares, Matured Shares or Appropriated
                                      Shares;

         "Emoluments"                 mean, in relation to any Eligible
                                      Employee, the annual amount of such
                                      Eligible Employee's basic salary as
                                      specified from time to time in his
                                      contract of employment;

         "Employer"                   in relation to an Eligible Employee, means
                                      the Participating Company by which he is employed from time to time;

         "Full Time Employee"         means an employee whose contract of
                                      employment with the Participating Company requires such employee to work, or to be available to work, for a minimum period of 16 hours per week;

         "Initial Market Value"       in relation to Shares to be appropriated
                                      to Eligible Employees on any date, the
                                      value arrived at by dividing the
                                      consideration paid (excluding the amount attributable to the incidental expenses of acquisition including for the avoidance of doubt any stockbrokers' commission) by the Trustees to acquire Shares in accordance with Rule 15 by purchase through a Stock
                                      Exchange for the purposes of that
                                      appropriation by the total amount of
                                      Shares so acquired, or, if no Shares were so acquired in respect of that appropriation or if it is otherwise deemed applicable, such other value as may, from time to time, be agreed between the Commissioners of Inland Revenue and the Trustees pursuant to paragraph 30(4)(b) of
                                      Schedule 9;

         "Jointly-owned Company"      a company which is:

                                      (a)    not under the control (within the
                                             meaning of Section 840 of the Act)
                                             or any single person; and

                                      (b)    under the control of two persons
                                             between them one of such persons
                                             being the Company; and

                                      (c)    not a participating company in any
                                             other group scheme (as those terms
                                             are defined in paragraph 1 of
                                             Schedule 9).

                                      and any other company which is under the control of a company which meets the conditions in paragraphs (a), (b) and (c) above and is not itself a participating company in any other group scheme (as those terms are defined in paragraph 1 of Schedule 9).

         "New Shares"                 has the meaning ascribed to the expression
                                      "new shares" by paragraph 5(3) of Schedule
                                      10;

         "The Ownership Scheme"       means the scheme constituted by the Trust
                                      Deed of which the Rules form a part and
                                      Parts A and C of the Rules and those
                                      provisions in Part D which relate to
                                      Appropriated Shares;

         "Participating Company"      means the Company and any Subsidiary of
                                      the Company or Jointly-owned Company which is for the time being bound by the provisions of the Trust Deed other than solely in its capacity as Trustees hereof;

         "PEP" means a Vodafone Group Single Company Personal Equity Plan or a Vodafone Group General Personal Equity Plan;

         "Period of Retention"        means -

                                      (i)    in relation to an Eligible
                                             Employee's Appropriated Shares, the
                                             period beginning on the date on
                                             which those Appropriated Shares
                                             were appropriated to him, and

                                      (ii)   in relation to an Eligible
                                             Employee's Deposited Shares, the
                                             period beginning on the date on
                                             which the related Appropriated
                                             Shares were appropriated to him and
                                             end-
                                             ing, in each case, on the earliest
                                             of the following dates

                                      (a)    the second anniversary of that
                                             date;

                                      (b)    the date on which the Eligible
                                             Employee ceases to be an employee
                                             or director of the Company or any
                                             Participating Company by reason of
                                             injury or disability or on account
                                             of his being dismissed by reason of
                                             redundancy within the meaning of
                                             the Employment Protection
                                             (Consolidation) Act 1978;

                                      (c)    the date on which the Eligible
                                             Employee reaches age 60;

                                      (d)    the date of the Eligible Employee's
                                             death

                                      provided always that, for the purposes of paragraph (b) above, an Eligible Employee shall not be treated as ceasing to be an employee or director until such time as he is no longer an employee or director of any of the Participating Companies;

         "Qualification Date"         in relation to any Base Period, means the
                                      first day of that Base Period;

         "The Qualification Scheme"   means the scheme constituted by the Trust
                                      Deed of which the Rules form a part and
                                      Parts A, B and D of the Rules;

         "Qualification Shares"       means, in relation to any Eligible
                                      Employee, such Shares (and, where the
                                      context so admits, includes any related
                                      New Shares) as have been acquired by the Trustees pursuant to Rule 6 using his Deposits and which are for the time being held by the Trustees under the provisions of The Qualification Scheme other than any such Shares which are for the time being that Eligible Employee's Deposited Shares or Matured Shares;

         "Release Date"               in relation to any of an Eligible
                                      Employee's Deposited Shares, means the
                                      date on which the Period of Retention
                                      terminates and, in relation to any of an Eligible Employee's Appropriated Shares, means the date referred to in the definition of that term contained in section 187 of the Act or, if earlier, the date of his death;

         "Rules" means the rules contained in this Schedule as amended from time to time in accordance with the provisions of these presents;

         "Schedule 9"                 means Schedule 9 to the Act;

         "Schedule 10"                means Schedule 10 to the Act;

         "Scheme" means the Vodafone Group Profit Sharing Scheme constituted by these presents;

         "Shares" means fully paid ordinary shares in the capital of Vodafone Group PLC which for the time being (for the purposes of the Scheme) satisfy the provisions of paragraphs 10, 11, 12 and 14 of Schedule 9;

         "Stock Exchange"             means any recognised stock exchange
                                      (within the meaning given to that
                                      expression by Section 841 of the Act)
                                      through which the Trustees choose to
                                      purchase Shares;

         "Subsidiary"                 means any subsidiary for the time being
                                      within the meaning of section 736 of the Companies Act 1985;

         "these presents"             means this Trust Deed, the Rules and any
                                      trust deed or other document executed in accordance with the provisions of these presents (as from time to time modified) and expressed to be supplemental thereto;

         "the Trustees"               means the trustee or trustees for the time
                                      being of the Scheme;

         "Year of Assessment"         has the meaning assigned to it in section
                                      832 of the Act;

1.2      CONSTRUCTION

         Where the context so admits, any reference in these presents -

         (i) to words importing the singular number only shall be construed as if they referred also to the plural number and vice versa;

         (ii) to words importing the masculine gender only shall be construed as if they referred also to the feminine gender;

         (iii) to a statute or statutory provision shall be construed as if it referred also to that provision as from time to time amended or re-enacted, and

         (iv) to notices being given in the prescribed form shall be to notices being given in such form as may from time to time be prescribed by the Company (with the concurrence of the Trustees).

1.3      HEADINGS

         Headings to the Rules are inserted for convenience of reference only and shall be ignored when construing the Rules.

2.       ELIGIBILITY TO PARTICIPATE IN THE SCHEME

2.1      ELIGIBILITY

         Subject as hereinafter provided, every individual who, by no later than a Qualification Date, has entered into a contract with the Company and the Trustees in such form as may from time to time be specified by the Company (with the concurrence of the Trustees) and be acceptable to the Commissioners of Inland Revenue and at that Qualification Date:

         (i)      (a)      is then a Full Time Employee of a Participating
                           Company; and

                  (b) has been a Full Time Employee of such Participating Company for a continuous period of not less than one year ending on the said Qualification Date, and

                  (c) is then chargeable to UK income tax in respect of his employment or office under Case I of Schedule E; or

         (ii) is any other employee of a Participating Company who has been approved by the Board for participation in the Scheme and who has entered into a contract as aforesaid will be eligible to participate in the Scheme to the extent provided in the Rules in relation to the Base Period in which the Qualification Date falls and each subsequent Base Period.

2.2      CONTRACT OF PARTICIPATION

         The Company will, not later than four weeks prior to the Qualification Date in respect of which an individual will first become eligible to participate in the Scheme but for the fact that he has not entered into such a contract as is mentioned in Rule 2.1, notify such individual of that fact and will offer to enter into such a contract as is therein mentioned with such individual.

2.3 Subject as provided in these presents, an individual who would be eligible to participate in the Scheme but for the fact that he has not entered into such a contract as is mentioned in Rule 2.1 may notify the Company at any time of his desire to participate in the Scheme and, as soon as is reasonably practicable thereafter, the Company and his Employer will offer to enter into such a contract with such individual.

2.4      MATERNITY LEAVE

         For the purposes of Rules 2.1, 5 and 8, a female employee, who has at any time prior to a Qualification Date been a Full Time Employee of a Participating Company but whose employment as such on such Qualification Date has been suspended in circumstances such that, pursuant to Part III of the Employment Protection (Consolidation) Act 1978, she has a right to return to work, shall be deemed to be a Full Time Employee of the Participating Company at such Qualification Date, the first Business Day or the related Base Period or at the related Deposit Date, as the case may be, and the Rules will apply to such employee provided always that:

2.4.1 Any amount received by such employee on such a termination shall not form part of the Emoluments of such employee but the Company may make such arrangements as it thinks fit for the purpose of enabling such employee to deposit as a Deposit part of such amount;

2.4.2 Failure of such employee to make any Deposits after such a suspension and before she has, pursuant to Part III of the Employment Protection (Consolidation) Act 1978, exercised a right to return to work shall not be a voluntary cessation by her of her Deposits, and

2.4.3 The provisions of Rule 28 shall not apply to her until she is no longer capable, pursuant to Part III of the Employment Protection (Consolidation) Act 1978, of exercising a right to return to work.

2.5      PREVIOUS EMPLOYMENT

         For the purposes of Rule 2.1(i)(b), any period of employment by an individual with the Company or any company which is a Subsidiary of the Company or a Jointly-owned Company shall be included provided always that such period of employment is continuous and such individual has previously satisfied the provisions of Rule 2.1(i)(a) as an employee of a Participating Company.

                                     PART B

                            THE QUALIFICATION SCHEME


3.       CALCULATION AND PAYMENT OF DEPOSITS

3.1      ELECTION TO PARTICIPATE

         Subject to Rule 7 and as hereinafter provided, an individual, who is or will be an Eligible Employee at the Qualification Date of a Base Period, may give notice in writing to his Employer and the Trustees in the prescribed form by no later than the Qualification Date of that Base Period directing that thereafter and in each following Base Period where such individual is an Eligible Employee on the Qualification Date, he wishes to participate in the Qualification Scheme. Such form of direction shall specify the amount which shall be deducted each month from his Emoluments in any Base Period which shall be:

         (a)      not less than (pounds)5; and

         (b) a multiple of (pounds)5 which does not exceed five per cent of one twelfth of his Emoluments or such other maximum as the Board may from time to time determine; or

         (c) such other amounts as may from time to time be agreed in writing with the Commissioners of Inland Revenue as being acceptable in order to retain the status of the Scheme as an Approved Scheme.

         The said form of direction shall specify that these amounts shall be deposited as a Deposit in his Cash Account to be held and applied by the Trustees in accordance with Rule 4 and shall specify whether, subject to the limitation in Rule 3.3, his Cash Account is to be used to acquire Shares under the PEP or otherwise to acquire Shares in accordance with the Qualification Scheme.

3.2      ALTERATION IN AMOUNT ON CONTRIBUTIONS

3.2.1 Subject to Rule 7 and as hereinafter provided, where an Eligible Employee is participating in The Qualification Scheme, he may give a notice in writing to his Employer and the Trustees in the prescribed form by no later than the Qualification Date of the Base Period concerned electing to vary, subject to Rule 3.1, the amount to be deposited in his Case Account.

3.2.2 An Eligible Employee may not give more than two notices in any calendar year pursuant to Rule 3.2.1 electing to vary the amount to be deposited in his Cash Account. Notwithstanding this, he may at any time give a notice in writing to his Employer and the Trustees in the prescribed form electing to suspend his Deposits but any notice lifting this suspension within ninety days after the notice electing to suspend his Deposits shall not take effect until the Qualification Date of the Base Period next following the expiry of that ninety day period.

3.3      LIMIT ON CONTRIBUTIONS

         Notwithstanding the foregoing provisions, the amount which an Eligible Employee may elect to deposit in his Cash Account shall be limited so as to ensure that the amount so deposited in any Year of Assessment does not exceed such amount as may for the time being be permitted by the Act as the Initial Market Value of Shares that may be appropriated to that Eligible Employee in any Year of Assessment under the Ownership Scheme.

3.4      DEDUCTION AND PAYMENT OF DEPOSITS

3.4.1 Subject to Rule 7 and subject as otherwise herein provided, any Deposits which are to be made in accordance with a notice given by an Eligible Employee in accordance with the foregoing provisions of this Rule shall (provided that such Eligible Employee is an Eligible Employee at the related Qualification
                  Date) thereafter be effected on the Deduction Dates by way of deduction by his Employer from his Emoluments of the amounts stated in such notice.

3.4.2 On or before the first Business Day of each Base Period each Employer shall, in respect of each of its Eligible Employees -

                  (i) pay over to the Trustees for allocation to the Eligible Employees' Cash Accounts all such sums as have been deducted from their Emoluments and not previously paid over to the Trustees, and

                  (ii) notify the Trustees of the names and addresses of the Eligible Employees in respect of whom such Deposits have been made and the amount of the Deposits attributable to each of such of the Eligible Employees.

3.5      VALIDITY OF NOTICES

         Subject to Rule 7 and subject as hereinafter provided, any notice given by an Eligible Employee in accordance with the foregoing provisions of this Rule shall remain in full force and constitute an effective and valid authority to continue making such deductions as mentioned in Rule
         3.4 unless and until such Eligible Employee is no longer an Eligible Employee at the Qualification Date related to any Base Period or unless and until such Eligible Employee gives a subsequent notice to his Employer in accordance with Rule 3.2 altering the amount of his Deposit and such subsequent notice takes effect in accordance with that Rule 3.2.

3.6      CESSATION OF EMPLOYMENT

3.6.1 Notwithstanding anything in Rule 3.5 but subject to Rule 7, where an Eligible Employee ceases to be employed by any Participating Company or dies, then any notice given by such Eligible Employee in accordance with Rule 3.1 or Rule 3.2 shall remain in full force and effect and constitute an effective and valid authority to the Employer to continue making such deductions as are mentioned therein in accordance with Rule 3.4 from any Emoluments of such Eligible Employee which are payable thereafter in respect of any period prior to such cessation or death.

3.6.2 Where an Eligible Employee ceases to be employed by any Participating Company but becomes employed by any other Participating Company in such a way that, in consequence of Rule 2.5.2, he will continue to be an Eligible Employee, any notice given by such Eligible Employee in accordance with Rule
                  3.1 or Rule 3.2 to the first mentioned Participating Company or deemed to have been given to the first mentioned Participating Company pursuant to this Rule 3.6.2 shall be deemed to have been given to the second mentioned Participating Company and, subject to Rule 7, shall remain in full force and constitute an effective and valid authority to the second mentioned Participating Company to continue making such deductions as are mentioned in accordance with Rule 3.4.

3.7      RESTRICTIONS ON DEDUCTIONS

         Notwithstanding the foregoing, no deduction shall be made from any Eligible Employee's Emoluments before the Scheme has received the approval of the Commissioners of Inland Revenue in accordance with Part I of Schedule 9 to the Act and the Board has by resolution determined that the Scheme shall become operative.

4.       CASH IN CASH ACCOUNT

         Any Deposits of an Eligible Employee shall be held by the Trustees in his Cash Account and shall be applied only in accordance with the provisions of Rules 5 and 32 and shall not be transferred to him except in accordance with the provisions of Rules 7 and 28.

5.       APPLICATION OF DEPOSITS HELD IN ELIGIBLE
         EMPLOYEE'S CASH ACCOUNT

         In relation to each Eligible Employee's Cash Account, the Trustees shall apply, on the eighth Business Day of a Base Period or as soon as possible thereafter,

         (i) first, the whole of the balance of the Deposits received b the Trustees in relation to any Base Period preceding such Base Period and then remaining in the Eligible Employee's Cash Account, and

         (ii) secondly, the whole of his Deposits received by the Trustees in relation to such Base Period,

         in the acquisition, in accordance with Rule 6 and as nominees for such Eligible Employee or in the acquisition through the PEP via the PEP Manager, of as many whole Shares as possible provided always that the Trustees shall make no such application as aforesaid in respect of any individual (other than an individual who is an employee of a Participating Company and who has been approved for participation in the Scheme in accordance with Rule 2.1) whom the Trustees have been advised before that eighth Business Day is no longer a Full-Time Employee of a Participating Company.

6.       ACQUISITION OF QUALIFICATION SHARES

6.1      METHOD OF ACQUISITION

         Any acquisition of Shares by the Trustees pursuant to Rule 5 above will be effected either by the purchase of Shares through a Stock Exchange or by the purchase of Shares from Eligible Employees or former Eligible Employees wishing to dispose of their Shares in accordance with Rule
         24.2.2 or any combination thereof.

6.2      CALCULATION OF SHARES TO BE ACQUIRED

6.2.1 The Trustees shall, immediately prior to such acquisition as is mentioned in Rule 5, calculate the amount of whole Shares which can be acquired for each Eligible Employee with the amount of cash then standing to his credit in his Cash Account.

6.2.2 The Trustees shall then aggregate the number of Shares ascertained in accordance with Rule 6.2.1 for all Eligible Employees and, on or as soon as possible after the eighth Business Day of the relevant Base Period, shall

         (i) acquire the appropriate number of Shares in accordance with Rule 6.1; or

         (ii) ensure that the appropriate number of Shares is acquired under the PEP by the PEP Manager; or

         (iii) ensure that the appropriate number of Shares is acquired partly under (i) and partly under (ii) in accordance with the wishes of the Eligible Employees.

6.3      NATURE OF SHARES TO BE ACQUIRED

         In the exercise of their duty to acquire any Shares pursuant to this Rule, the Trustees shall endeavour to ensure that all such Shares acquired in relation to any Base Period are acquired either all "ex-dividend", "ex-rights" or "ex-capitalisation" or, as the case may be, all "cum-dividend", "cum-rights" or "cum-capitalisation" (but not partly one and partly the other).

7.       VOLUNTARY SUSPENSION OF DEPOSITS

7.1      SUSPENSION OF DEPOSITS

         An Eligible Employee may from time to time voluntarily suspend his Deposits in relation to any Base Period and thereafter by giving notice in writing in the prescribed form to his Employer by no later than the fifteenth Business Day of a Base Period and such suspension shall take effect from the Qualification Date of the following Base Period provided always that, if such notice is received after the fifteenth Business Day of a Base Period, such suspension shall not take effect until the Qualification Date of the next succeeding Base Period.

7.2      APPLICATION OF DEPOSITS AFTER SUSPENSION

         The Trustees shall, subject to Rule 32, transfer any moneys in the Eligible Employee's Cash Account to the Eligible Employee as soon as practicable after a notice given in accordance with Rule 7.1 takes effect.

7.3      RESUMPTION OF DEPOSITS

         An Eligible Employee who has suspended his Deposits in accordance with the provisions of Rule 7.1 may, in relation to any Base Period, resume the payment of his Deposits by giving notice to his Employer in accordance with the provisions of Rule 3 provided always that no such notice will take effect until the Qualification Date related to the third calendar month following the Qualification Date in respect of which such voluntary suspension takes effect.

8.       PARTICIPATION IN THE OWNERSHIP SCHEME

8.1      METHOD OF PARTICIPATION

         Any Eligible Employee who wishes to participate in relation to any Base Period in The Ownership Scheme must deposit Shares with the Trustees or the PEP Manager in accordance with the following provisions on or before the Deposit Date provided that no such Eligible

         Employee may deposit Shares unless he is either a Full Time Employee of a Participating Company at the related Deposit Date or is an employee of a Participating Company at the related Deposit Date who has been approved by the Board for participation in the Scheme in accordance with Rule 2.1.

8.2      NOTIFICATION OF DEPOSIT

8.2.1 Subject to Rule 8.1 and as hereinafter provided, any Eligible Employee may, in relation to any Base Period, by notice in writing in the prescribed form, notify his Employer of his desire that his Qualification Shares should be held by the Trustees or the PEP Manager as nominee for him but in accordance with Rule 9 and subject, where relevant, to the other Rules and thereafter, subject as provided in Rule 8.6, those Shares shall then be held in accordance with Rule 9 and, where relevant, such other Rules as his Deposited Shares.

8.2.2 Any notice given pursuant to Rule 8.2.1 by an Eligible Employee must be given generally in relation to those and any future Qualification Shares acquired on his behalf pursuant to the provisions of The Qualification Scheme.

8.3      DEPOSITED SHARES CARRYING ADDITIONAL RIGHTS

         Where all or any part of an Eligible Employee's Qualification Shares which are deposited by such Eligible Employee in accordance with Rule
         8.2 carry any rights to acquire against payment additional Shares or rights to be allotted additional Shares then -

8.3.1 any such additional Shares acquired or allotted shall, if such acquisition or allotment is of New Shares, form part of the Eligible Employee's Deposited Shares; but

8.3.2 any such Eligible Employee's Employer shall be under no obligation to make a Contribution to the Trustees under Rule 14 to enable the Trustees to acquire Shares to match such additional Shares, whether or not the acquisition or allotment of such additional Shares would be of New Shares or to acquire Shares which carry such rights; and

8.3.3 the failure of the Trustees to acquire Shares by reason of such Eligible Employee's Employer not making a Contribution as allowed under Rule 8.3.2 shall not prevent such additional Shares as are mentioned in Rule 8.3.1 as are acquired or allotted being part of the Eligible Employee's Deposited Shares where such additional Shares are New Shares.

8.4      BALANCE IN CASH ACCOUNT

         The Trustees shall retain the balance of any Deposits received by them and held by them in an Eligible Employee's Cash Account which have not been duly applied by the Trustees in accordance with Rule 5 in the acquisition of Shares or in meeting such Eligible Employee's obligations pursuant to Rule 32 and, subject to any direction to the contrary received from the Eligible Employee in accordance with Rule 7 and subject also to Rule 32, shall apply such balance in accordance with, and subject to, Rule 5 in the following Base Periods.

8.5      MARKET VALUE OF DEPOSITED SHARES

         The Trustees shall, as at the Deposit Date related to such Base Period, determine the Market Value of Shares (exclusive of any rights to acquire against payment additional stock or rights to be allotted additional Shares if any acquisition or allotment of such additional Shares would be of New Shares) and the maximum number of whole Shares (exclusive of any such rights as aforesaid) which can be appropriated to each Eligible Employee at such Market Value without the aggregate Initial Market Value of all such Eligible Employee's Shares appropriated to him in accordance with Rule 17 in the same Year of Assessment exceeding the limit from time to time permitted by Rule 18.1.

8.6      LIMIT ON DEPOSITED SHARES

8.6.1 Each Eligible Employee's Deposited Shares in relation to any Base Period shall, subject to the following provisions of this Rule 8.6, be the Shares deposited by him in accordance with Rule 8.2.

8.6.2    Where -

         (i) on the assumption that if all of the Shares deposited by an Eligible Employee in relation to a Base Period were to be matched by an equal number of Shares appropriated to him in accordance with the following Rules, the maximum referred to in Rule 8.5 would be exceeded, or

         (ii) the Trustees are unable to match the Shares deposited by an Eligible Employee in relation to a Base Period by reason of Rule 18,

         the number of such excess Shares or, as the case may be, the number of such Shares shall not, subject to Rule 8.3, form part of his Deposited Shares but shall be held by the Trustees or the PEP Manager as his Matured Shares.

8.6.3 Where, in relation to any Base Period, any of the Shares deposited by an Eligible Employee are not matched in that Base Period, otherwise than for the reasons mentioned in Rule 8.6.2, by an equal number of Shares acquired by the Trustees from Contributions paid to them by his Employer and appropriated to him in accordance with such provisions, the number of Qualification Shares which are not matched shall not, subject to Rule 8.3, be Deposited Shares and shall be held by the Trustees or the PEP Manager as his Matured Shares but, for the purposes of this Rule 8.6.3 Shares which were acquired earlier shall be treated as having been matched before Shares which were acquired later.

9.       RESTRICTIONS ATTACHING TO ELIGIBLE EMPLOYEES' DEPOSITED SHARES

9.1      RESTRICTION

         Subject to Rule 13, during the Period of Retention relating to any Eligible Employee's Deposited Shares, the Eligible Employee shall permit such Deposited Shares to remain under the control of the Trustees or, as the case may be, the PEP Manager and shall not assign, charge or otherwise dispose of his beneficial interest therein.

9.2      MATURED SHARES

         As soon as the Period of Retention relating to any Eligible Employee's Deposited Shares has expired, the Deposited Shares shall thereupon cease to be Deposited Shares and shall become Matured Shares.

9.3      FIRST IN FIRST OUT

         Whenever an Eligible Employee assigns, charges or otherwise disposes of the beneficial interest in any of his Deposited Shares pursuant to Rule
         9.1 or whenever the beneficial interest in such Eligible Employee's Deposited Shares is vested in some other person and such assignment, charge, disposal or vesting is made from a holding of an Eligible Employee's Deposited Shares which were deposited by him at different times then, for all the purposes of these Rules, such assignment, charge, disposal or vesting shall be treated as being of Deposited Shares which were deposited earlier before those which were deposited later.

10. TRUSTEES' ACCOUNTABILITY TO AN ELIGIBLE EMPLOYEE IN RESPECT OF HIS CASH ACCOUNT, QUALIFICATION SHARES, DEPOSITED SHARES AND MATURED SHARES

10.1     ACCOUNTABILITY

         Subject to Rule 32 and subject as hereinafter provided, the Trustees shall distribute to an Eligible Employee as soon as practicable any money or other assets (after deducting therefrom any taxation which may be payable by the Trustees in respect thereof) received by them in respect of, or by reference to, his Qualification Shares, Matured Shares and Deposited Shares other than any New Shares related to such Qualification Shares, Matured Shares or Deposited Shares.

10.2     NOTIFICATION OF ELIGIBLE EMPLOYEE

         Any notice given by the Trustees to an Eligible Employee in accordance with Rule 20.2 shall, in addition to the information required by that Rule, show in respect of, or by reference to, his Qualfica-tion Shares, Matured Shares and Deposited Shares held by them the same information, mutatis mutandis, as is required to be given by the Trustees to the Eligible Employee in respect of, or by reference to, his Appropriated Shares, the balance then remaining in the Eligible Employee's Cash Account and such other information as the Trustees shall determine.

11. RIGHTS OFFERS IN RELATION TO ELIGIBLE EMPLOYEES' QUALIFICATION SHARES, MATURED SHARES AND DEPOSITED SHARES

11.1     RIGHTS OFFERS

         Subject as hereinafter provided in the event of any company whose shares for the time being constitute Qualification Shares, Deposited Shares and/or Matured Shares making an offer or invitation conferring any rights upon its shareholders to acquire against payment additional shares, stock, securities or rights of any description, then, as regards any Eligible Employee's Qualification Shares, Deposited Shares and Matured Shares, the Trustees will comply with any direction from the Eligible Employee concerning -

         (i)      the sale of all of the rights,

         (ii) the exercise of all of the rights provided that the Eligible Employee has provided the Trustees with the full amount (including any incidental cost) payable on exercise, or

         (iii) the exercise of part of the rights, the full amount (including any incidental cost) payable being provided out of the net proceeds of sale, nil paid, of the remaining part of the Eligible Employee's rights.

11.2     TRUSTEES' RIGHT TO TAKE NO ACTION

         The Trustees may ignore and take no action in respect of any direction from an Eligible Employee which is received by them less than five clear Business Days before the last date for acceptance and payment of such rights.

11.3     NOTIFICATION TO ELIGIBLE EMPLOYEES

         In the event of the Trustees receiving any such offer or invitation as is referred to in Rule 11.1, they shall promptly notify each Eligible Employee concerned of the rights calculated in accordance with Rule 30 which are attributable to his Qualification Shares, Deposited Shares and Matured Shares.

11.4     ALLOCATION OF NEW SHARES

         Subject to Rule 8, any New Shares related to any of an Eligible Employee's Qualification Shares, Matured Shares or Deposited Shares which, in accordance with the provisions of this Rule, are taken up by the Trustees on behalf of the Eligible Employee shall form part of his Qualification Shares, Deposited Shares or Matured Shares (as the case may be) and shall be deemed to have been acquired or deposited or to have become matured at the same time as, and shall be held by the Trustees on the same term as, his Qualification Shares, Deposited Shares or Matured Shares to which they relate and, for the avoidance of doubt (but without prejudice to the generality of the foregoing).

11.4.1 where any New Shares relate to any of an Eligible Employee's Qualification Shares acquired by the Trustees on his behalf pursuant to the provisions of Rule 5, any notice given by the Eligible Employee in relation to his Qualification Shares in accordance with Rule 8 must, and shall be deemed to, apply to the New Shares, and

11.4.2 where any New Shares relate to any of an Eligible Employee's Qualification Shares in respect of which he has already given a notice pursuant to Rule 8, the notice shall be deemed to include the New Shares.

12. CAPITALISATION ISSUES IN RELATION TO ELIGIBLE EMPLOYEES' QUALIFICATION SHARES, MATURED SHARES AND DEPOSITED SHARES

         Subject to Rule 8, in the event of any company whose shares for the time being constitute Shares allotting any New Shares to the Trustees or PEP Manager, as the case may be, in respect of an Eligible Employee's Qualification Shares, Matured Shares or

         Deposited Shares such New Shares shall form part of his Qualification Shares, Deposited Shares or Matured Shares (as the case may be) and shall be deemed to have been acquired or deposited or matured at the same time as, and shall be held by the Trustees on the same terms as, his Qualification Shares, Deposited Shares or Matured Shares to which they relate and, for the avoidance of doubt (but without prejudice to the generality of the foregoing) -

         (i) where any such New Shares related to any of an Eligible Employee's Qualification Shares acquired by the Trustees or the PEP Manager, as the case may be, on his behalf pursuant to the provisions of Rule 5, any notice given by the Eligible Employee in relation to his Qualification Shares in accordance with Rule 8 must, and shall be deemed to, apply to the New Shares, and

         (ii) where any New Shares related to any of an Eligible Employee's Qualification Shares in respect of which he has already given a notice pursuant to Rule 8, the notice shall be deemed to include the New Shares.

13. TAKEOVERS AND OTHER TRANSACTIONS AFFECTING AN ELIGIBLE EMPLOYEE'S QUALIFICATION SHARES, MATURED SHARES OR DEPOSITED SHARES

         The provisions of Rule 23 shall, in relation to any Eligible Employee's Qualification Shares, Matured Shares or Deposited Shares, apply, mutatis mutandis, as those provisions apply in relation to an Eligible Employee's Appropriated Shares as if references therein to Appropriated Shares were references to Qualification Shares, Matured Shares or Deposited Shares save only that the references following the end of Rule 23.13(b) and in Rule 23.2 to Appropriated Shares and Rule 19 shall, for the purposes of this Rule, be construed as references to Deposited Shares and Rule 9 respectively.

                                     PART C

                              THE OWNERSHIP SCHEME

14.      CALCULATION AND PAYMENT OF CONTRIBUTIONS

14.1     OBLIGATION OF A PARTICIPATING COMPANY TO MAKE A CONTRIBUTION

         Subject as otherwise hereinafter provided, in respect of each Base Period each Participating Company shall, in accordance with the following provisions, make a Contribution to the Trustees for the benefit of each of its Eligible Employees who has deposited Shares with the Trustees or the PEP Manager pursuant to Rule 8 on or before the Deposit Date of that Base Period.

14.2     NOTIFICATION OF SHARES TO BE ACQUIRED

         At or before the Deposit Date relating to the Base Period, the Trustees will notify each Participating Company of the total number of Shares which have been deposited with the Trustees or the PEP Manager by the Eligible Employees of such Participating Company in relation to that Base Period and which in accordance with the provisions of Rule 8 are or are likely to be such Eligible Employees' Deposited Shares.

14.3     AMOUNT OF EACH PARTICIPATING COMPANY'S CONTRIBUTION

         Each Participating Company will thereafter be under an obligation to pay to the Trustees in accordance with Rule 14.4 such amount as the Trustees require in order to acquire Shares equal in number to the total Shares referred to in Rule 14.2.

14.4     PAYMENT OF PARTICIPATING COMPANY'S CONTRIBUTION

         The amount of any Contribution to be made by each Participating Company will be paid to the Trustees by no later than the day upon which the Trustees require such Contributions in order to pay for the Shares acquired pursuant to Rule 15.

14.5     NOTIFICATION OF PARTICIPATING COMPANY OF SHARES ACQUIRED

         The Trustees shall notify each Participating Company of the date upon which the Contributions related to any Base Period have been fully applied pursuant to these Rules in the acquisition of Shares.

14.6     NOTIFICATION OF EVENT DISQUALIFYING ELIGIBLE EMPLOYEE FROM
         PARTICIPATION

         A Participating Company shall immediately notify the Trustees of any event which disqualifies or otherwise makes an Eligible Employee, who is employed by it, ineligible to have Shares appropriated to him in relation to a current or subsequent Base Period.

15.      APPLICATION OF CONTRIBUTIONS

         Subject as hereinafter provided and following upon the determination in accordance with Rule 14 of the aggregate Contributions to be paid by the Participating Companies in relation to any Base Period, the Trustees shall acquire on the Deposit Date of that Base Period, or as soon as reasonably practicable thereafter, the number of Shares ascertained in accordance with Rule 14.2 required for appropriation in accordance with Rule 17 amongst the Eligible Employees of such Participating Companies.

16.      ACQUISITION OF SHARES

16.1     METHOD OF ACQUISITION

         Subject as hereinafter provided, any acquisition of Shares by the Trustees pursuant to Rules 15 and 31 will be effected either by the purchase of Shares through a Stock Exchange or by the purchase of Shares from Eligible Employees or former Eligible Employees wishing to dispose of their Shares in accordance with the Rules or by the purchase of Shares from the PEP or by the purchase of Shares from other shareholders or any combination thereof.

16.2     NATURE OF SHARES TO BE ACQUIRED

         In the exercise of their duty to acquire any Shares pursuant to Rule 15, the Trustees shall ensure that the Shares acquired conform with the requirements laid down by paragraph 12(1) of Schedule 9 and shall endeavour, so far as is consistent with their other duties under the Rules, to ensure that all such Shares acquired in relation to any Base Period are either acquired all "ex-dividend", "ex-rights" or "ex-capitalisation" or, as the case may be, all "cum-dividend", "cum-rights" or "cum-capitalisation".

16.3     SHARES CARRYING DIFFERENT RIGHTS

         If, in the exercise of their duty to acquire any Shares pursuant to Rule 15, some (but not all) of the Shares acquired by the Trustees carry, or the Trustees otherwise become entitled in respect of some (but not all) of the Shares prior to the appropriation thereof to, any rights to acquire against payment, or to be allotted, additional shares, stock or rights of any decision, the Trustees shall use their best endeavours to sell those rights for the best consideration in money reasonably obtainable at the time and shall (after providing for any expenses of sale and any taxation payable by the Trustees in respect thereof) retain the net proceeds of sale and apply them in meeting the costs and expenses of administering the Scheme (other than such costs and expenses as are payable by Eligible Employees under Rule
         32) or in a future acquisition of Shares.

         If, in the exercise of their duty to acquire Shares pursuant to Rule 15, some (but not all) of the Shares acquired by the Trustees carry the right to receive any dividends or any other distribution, which has been declared, the Trustees shall appropriate that number of the Shares carrying such right amongst Eligible Employees as nearly as possible in the same proportions as the number of Shares acquired upon that occasion for each Eligible Employee bears to the total acquisition under Rule 15.

16.4     INCIDENTAL COST OF ACQUISITION

         The Participating Companies will pay to the Trustees on demand the incidental cost incurred by the Trustees in relation to the acquisition of Shares for the purposes of any appropriation following a Base Period such costs to be borne by the Participating Companies in such proportions as the Company shall decide.

17.      APPROPRIATION TO AN ELIGIBLE EMPLOYEE

17.1     TIME OF APPROPRIATION

         The appropriation of Shares acquired by the Trustees pursuant to Rule 16 in relation to any Base Period shall be effected by the Trustees on a single date as soon as practicable after the acquisition of all such Shares has been completed in accordance with the following paragraphs.

17.2     SHARES TO BE APPROPRIATED

         Subject to Rule 18 and subject as hereinafter provided, the Trustees will appropriate to each Eligible Employee on the related Deposit Date within five Business Days thereafter a number of whole Shares equal to the number of Shares deposited by the Eligible Employees with the Trustees or the PEP Manager in relation to that Base Period and which in accordance with the provisions of Rule 8 are his Deposited Shares.

17.3     INSUFFICIENT SHARES

         If, for any reason, the Trustees are unable to acquire sufficient Shares pursuant to Rule 16 to make an appropriation as contemplated under Rule 17 within five Business Days after the related Deposit Date, the Trustees shall, as directed by the Board -

         (i) appropriate such Shares as they have acquired proportionately amongst the Eligible Employees referred to in Rule 17.2; or

         (ii) retain such Shares for the purpose of a future appropriation of Shares.


17.4     DIVIDENDS PRIOR TO APPROPRIATION

         If, prior to the appropriation of any Shares under this Rule 17, the

         Trustees receive any dividends in respect of those Shares, they shall (after providing for any taxation which may be payable by the Trustees in respect thereof) retain the balance to be used in meeting the costs, expenses and charges of managing and administering the Scheme (other than such costs and expenses as are payable by Eligible Employees under Rule 32).

18.      RESTRICTIONS ON APPROPRIATION

18.1     INITIAL MARKET VALUE

         The Initial Market Value of the Shares appropriated by any Eligible Employee in any Year of Assessment under the Scheme shall not exceed such amount as may for the time being be permitted by paragraph 30(3) of Schedule 9.

18.2     PARTICIPATION IN ANOTHER APPROVED SCHEME

         No Shares shall be appropriated to an Eligible Employee who is precluded from having Shares appropriated to him by virtue of paragraph 35(2) of Schedule 9.

18.3     CESSATION OF EMPLOYMENT

         The Trustees shall not appropriate Shares to an individual whom the Trustees have been advised in writing by the Employer is no longer a Full Time Employee of a Participating Company except an individual who is an employee of a Participating Company who has been approved by the Board for participating in the Scheme in accordance with Rule 2.1.

18.4     STATUTORY PROHIBITION

         The Trustees shall not -

         (i) appropriate Shares to an Eligible Employee who is required by paragraph 8 of Schedule 9 to be precluded from having Shares appropriated to him; or

         (ii) appropriate Shares to an Eligible Employee which do not satisfy the conditions set out in paragraphs 10, 11, 12 and 14 of Schedule 9.

18.5     UNAPPROPRIATED SHARES

         If the Trustees are prohibited from appropriating to an Eligible Employee any Shares by virtue of any of the provisions of this Rule 18, the Trustees shall, as directed by the Board -

         (i) retain such Shares for the purposes of a future appropriation of Shares, or

         (ii) use their best endeavours to sell such Shares for the best consideration in money reasonably obtainable at the time and (after providing for any expenses of sale and any taxation which may be payable by the Trustees in respect thereof) retain the net proceeds of sale to be used either in meeting the costs, charges and other expenses of managing and administering the Scheme (other than such costs and expenses as are payable by Eligible Employees under Rule 32) or in acquiring Shares in relation to any future acquisition of Shares.

19.      RESTRICTIONS ATTACHING TO AN ELIGIBLE EMPLOYEE'S APPROPRIATED SHARES

19.1     DURING PERIOD OF RETENTION

         Subject to Rule 23, during the Period of Retention relating to any of an Eligible Employee's Appropriated Shares, he shall permit them to remain registered in the names of the Trustees and shall not assign, charge or otherwise dispose of his beneficial interest therein.

19.2     PRIOR TO RELEASE DATE

         At any time after the expiry of the Period of Retention related to any of an Eligible Employee's Appropriated Shares and prior to the relevant Release Date, such Eligible Employee

19.2.1 may not direct the Trustees, except as provided in Rules 19.2.2 or 19.2.3, to dispose of any such Shares in any other way except by sale for the best consideration in money as can reasonably be obtained at the time;

19.2.2 may only direct the Trustees to transfer any such Shares to him if, before the transfer takes place, he pays the Trustees such sum on account of income tax as the Trustees may require from him pursuant to paragraph 2(2)(c) of Schedule 9; and

19.2.3 may not agree with the Trustees to sell the beneficial interest in any such Shares to the Trustees except for cash as a price equal to that which the Trustees would have been required to obtain had they simultaneously sold such Shares themselves pursuant to a direction under Rule 19.2.1.

19.3     MATURED SHARES

         As soon as the Release Date relating to any Eligible Employee's Appropriated Shares has occurred, such Appropriated Shares shall thereupon cease to be Appropriated Shares and shall become Matured Shares.

20. TRUSTEES' ACCOUNTABILITY TO AN ELIGIBLE EMPLOYEE IN RESPECT OF HIS APPROPRIATED SHARES

20.1     ACCOUNTABILITY

         Subject to Rule 32 and subject as hereinafter provided, the Trustees shall distribute to an Eligible Employee as soon as practicable any money or other assets (after deducting therefrom any taxation which may be payable to the Trustees in respect thereof) received by them in respect of, or by reference to, his Appropriated Shares excluding

20.1.1   any New Shares to those Appropriated Shares;

20.1.2 such amount of any sum so received as the Trustees may be obliged under paragraph 7 of Schedule 10 to pay to a company therein mentioned, and

20.1.3 such part of any sum so received as the Trustees may be obliged to deduct in respect of income tax under paragraph 7 of Schedule 10.

20.2     NOTIFICATION

20.2.1 The Trustees shall, at least once in each period of six months, give each Eligible Employee notice in writing showing, inter alia the amount of Shares appropriated to him since the last notification given to him under this Rule, the Initial Market Value of such Appropriated Shares and the date of appropriation of such Appropriated Shares, and the total number of his Appropriated Shares related to any previous Base Period.

20.2.2 When an Eligible Employee's Appropriated Shares are transferred to him or is sold on his behalf, the Trustees shall as soon as practicable thereafter notify him in writing of the details of any such transaction.

21.      RIGHTS OFFERS IN RELATION TO ELIGIBLE EMPLOYEES' APPROPRIATED SHARES

21.1     RIGHTS OFFERS

         Subject as hereinafter provided, in the event of any company whose shares for the time being constitute Appropriated Shares making an offer or invitation conferring any rights upon its shareholders to acquire against payment additional shares, stock, securities or rights of any description, then, as regards any Eligible Employee's Appropriated Shares, the Trustees will comply with any direction from the Eligible Employee concerning -

         (i)      the sale of all of the rights,

         (ii) the exercise of all of the rights provided that the Eligible Employee has provided the Trustees with the full amount (including any incidental cost) payable on exercise, or

         (iii)    the exercise of part of the rights, the full amount

                  (including any incidental cost) payable being provided out of the net proceeds of sale, nil paid, of the remaining part of the Eligible Employee's rights.

21.2     TRUSTEES' RIGHT TO TAKE NO ACTION

         The Trustees may ignore and take no action in respect of any direction from an Eligible Employee which is received by them less than five clear Business Days before the last date for acceptance and payment of such rights.


21.3     NOTIFICATION TO ELIGIBLE EMPLOYEES

         In the event of the Trustees receiving any such offer or invitation as is referred to in Rule 21.1, they shall, in addition to their obligation pursuant to Rule 33, notify the Eligible Employees concerned of the rights calculated in accordance with the provision of Rule 30 which are attributable to the Appropriated Shares of each such Eligible Employee.

21.4     NEW SHARES

         Subject to the Act, any New Shares related to any of an Eligible Employee's Appropriated Shares which, in accordance with the provisions of this Rule, are taken up by the Trustees on his behalf shall form part of his Appropriated Shares and shall be deemed to have been appropriated at the same time as, and shall be held by the Trustees on the same term as, his Appropriated Shares to which they relate.

22.      CAPITALISATION ISSUES IN RELATION TO ELIGIBLE EMPLOYEE'S APPROPRIATED
         SHARES

         In the event of any company whose shares for the time being constitute Appropriated Shares allotting any New Shares in respect of an Eligible Employee's Appropriated Shares, such New Shares shall form part of his Appropriated Shares and shall be deemed to have been appropriated at the same time as, and shall be held by the Trustees on the same terms as, his Appropriated Shares to which they relate.

23. TAKEOVERS AND OTHER TRANSACTIONS AFFECTING ELIGIBLE EMPLOYEES' APPROPRIATED SHARES

23.1     TAKEOVERS

         In the event that -

23.1.1 an offer is made to acquire any Eligible Employee's Appropriated Shares in circumstances such that acceptance thereof will result in a new holding (as defined in section 77 of the Capital Gains Tax Act 1979) being equated with those Appropriated Shares for the purposes of Capital Gains Tax; or

23.1.2 an offer is made to acquire any Eligible Employee's Appropriated Shares as part of a general offer made to holders of securities of the same class as those Appropriated Shares for a cash consideration, with or without other assets, and is also made in the first instance on a condition such that if it is satisfied the person making the offer will have control of the company concerned (within the meaning of section 416 of the Act); or

23.1.3 a transaction is proposed which affects an Eligible Employee's Appropriated Shares or such of them as are of a particular class and such transaction would be entered into pursuant to a compromise, arrangement or scheme applicable to or affecting:

         (a) all the ordinary share capital of the company concerned or, as the case may be, all the shares of the class in question; or

         (b) all the shares or shares of the class in question, which are held by a class of shareholders identified otherwise than by reference to their employment or their participation in an Approved Scheme then, notwithstanding anything in Rule 19.1, an Eligible Employee may direct the Trustees in writing in the prescribed form to accept such offer or, as the case may be, agree to such compromise, arrangement or scheme in respect of his Appropriated Shares.

23.2     OTHER TRANSACTIONS

         In the event that any offer is made or any compromise, arrangement or scheme is proposed affecting any of an Eligible Employee's Appropriated Shares which does not fall within Rule 23.1, then the Eligible Employee concerned may only direct the Trustees to accept such offer or, as the case may be, agree to such compromise, arrangement or scheme to the extent that to do so would not constitute or result in a breach of Rule 19.

23.3     NOTIFICATION

         The Trustees will promptly take all reasonable steps to notify Eligible Employees of the principal terms of any offer, compromise, arrangement or scheme falling within this Rule 23 and, in the absence of any direction from an Eligible Employee as to how they should act thereon in respect of his Appropriated Shares, the Trustees shall not take any action in respect thereof, save as required by law.

23.4     NEW SHARES

         Subject to the Act, any New Shares related to any of an Eligible Employee's Appropriated Shares which, in accordance with the provisions of this Rule 23, are taken up by the Trustees on his behalf shall form part of his Appropriated Shares and shall be deemed to have been appropriated at the same time as, and shall be held by the Trustees on the same term as, his Appropriated Shares to which they relate.

                                     PART D

PROVISIONS APPLICABLE TO BOTH THE QUALIFICATION SCHEME AND THE OWNERSHIP SCHEME

24.      DEALINGS WITH ELIGIBLE EMPLOYEE'S MATURED SHARES AND APPROPRIATED
         SHARES


24.1     TRUSTEES AS NOMINEES

         Subject as provided in these Rules, the Trustees shall hold any Eligible Employee's Matured Shares as nominee for him and shall, subject as hereinafter provided, take such action in respect of such Matured Shares as he directs by notice in writing in the prescribed form including, with prejudice to the generality of the foregoing, to transfer to him, or otherwise deal with, or dispose of, on his behalf, his Matured Shares.

24.2     DISPOSAL OF MATURED OR APPROPRIATED SHARES

24.2.1 If an Eligible Employee wishes the Trustees to dispose of all or any part of his Matured Shares or Appropriated Shares, such Eligible Employee must be given notice in writing in the prescribed form to the Trustees provided always that if the notice requests the Trustees to dispose of Matured Shares or Appropriated Shares in excess of the number then held by the Trustees on his behalf, the notice shall be nevertheless effective as regards the number of Matured Shares or Appropriated Shares held by the Trustees on his behalf.

24.2.2 Whenever an Eligible Employee gives a notice in accordance with the provisions of Rule 24.2.1, the Trustees may, if they so desire and provided that such action in consistent with their obligations hereunder, treat such notice as an offer on the part of the Eligible Employee to sell to the Trustees the beneficial interest in all or any part of his Matured Shares or Appropriated Shares as is referred to in the notice and the Trustees may, instead of selling such Matured Shares or Appropriated Shares, purchase all or any part of such Matured Shares or Appropriated Shares for the same price as would have been obtained had such Matured Shares or Appropriated Shares been sold in accordance with the following provisions of this Rule.

24.2.3 The Trustees shall (subject, in the case of an Eligible Employee's Appropriated Shares, to the provisions of Rule 19) then use their best endeavours to dispose of his Matured Shares or Appropriated Shares or to purchase the beneficial interest therein as specified in Rule 24.2.4.

24.2.4 Subject to Rule 24.2.5, in the case of notices given by Eligible Employees in accordance with Rule 24.2.4, and received by the Trustees on or before the last Business Day of any Base Period, the disposal or purchase, as the case may be, will be effected by the Trustees on the Deposit Date falling in the immediately following Base Period.

24.2.5 If the Trustees are unable to dispose of any part of an Eligible Employee's Matured Shares or Appropriated Shares (otherwise than by reason of Rule 19) in respect of which they have received a notice of pursuant to Rule 24.2.1 on the date specified in Rule 24.2.2, they shall use their best endeavours to dispose of such part of the Matured Shares or Appropriated Shares on the next succeeding Deposit Date and so on or, if they so wish, to acquire the beneficial interest therein but the Trustees shall be under no obligation to dispose of, or to acquire the beneficial interest in, any part of such Matured Shares or Appropriated Shares on any Business Day of any Base Period other than that which is specified in Rule 24.2.4.

24.3     PROCEEDS OF SALE

         Subject to Rule 32 and, in the case of Appropriated Shares, to the provisions of Rule 20 any sale proceeds received by the Trustees on disposing of an Eligible Employee's Matured Shares or Appropriated Shares or any sums due from the Trustees to such Eligible Employee on acquiring the beneficial interest in all or any part his Matured Shares or Appropriated Shares shall be transferred promptly to such Eligible Employee.

24.4     TRANSFER OF MATURED OR APPROPRIATED SHARES

         If an Eligible Employee wishes the Trustees to transfer to him or any other person all or any part of his Matured Shares or Appropriated Shares, such Eligible Employee must give notice in writing in the prescribed form to the Trustees whereupon, subject to the provisions of Rules 19.2.2 and 32, the Trustees shall give effect to the transfer as soon as reasonably practicable thereafter provided always that, if such notice requests the Trustees to dispose of Matured Shares or Appropriated Shares in excess of the number then held by the Trustees on behalf of such Eligible Employee, such notice shall nevertheless be effective as regards the number of Matured Shares and Appropriated Shares held by the Trustees on his behalf.

24.5     FIRST IN FIRST OUT

         Whenever an Eligible Employee assigns, charges or otherwise disposes of the beneficial interest in his Appropriated Shares or Matured Shares or whenever the beneficial interest in such Appropriated Shares or Matured Shares is vested in some other person or whenever the Trustees sell such Appropriated Shares or Matured Shares on behalf of such Eligible Employee and such assignment, charge, disposal, sale or vesting is made from a holding of an Eligible Employee's Matured Shares and, in any of such cases, the Shares comprised in such holding were appropriated or, as the case may be, matured at different times, the assignment, charge, disposal, sale or vesting shall be treated as being of such Shares as were appropriated or, as the case may be, matured earlier before those which were appropriated or matured later.

25.      SHAREHOLDERS' NOTICES

         The Company or the Trustees will promptly provide all Eligible Employees on whose behalf the Trustees hold Deposited Shares, Appropriated Shares or Matured Shares with copies of all notices, circulars and other documents sent to shareholders.

26.      EXPLANATORY BOOKLET

         The Company will issue a booklet to each Eligible Employee ex-plaining the operation of the Scheme and, inter alia, giving information concerning the manner and circumstances in which directions, agreements or notices may be given to the Trustees in respect of an Eligible Employee's Appropriated Shares.

27.      VOTING RIGHTS

27.1 The voting rights in respect of an Eligible Employee's Qualification Shares or Matured Shares or, subject to Rules 9 and 19, an Eligible Employee's Deposited Shares or Appropriated Shares held by the Trustees shall, in so far as is practicable, be exercised by the Trustees in accordance with any written directions in the prescribed form given by such Eligible Employee and, in the absence of any such direction, the Trustees shall not exercise such voting rights.

27.2 The Trustees shall not exercise any voting rights in respect of any Shares held by them which have not been allocated to Eligible Employees hereunder.

28.      TERMINATION OF EMPLOYMENT

28.1     GENERAL

         If an Eligible Employee ceases to be employed by any Participating Company or dies, then the Rules set out in the Scheme shall, where the context so admits, continue to apply save as provided in the following provisions of this Rule and subject to Rule 32.

28.2     CASH ACCOUNT

         Subject to Rule 5, the Trustees shall as soon as reasonably practicable after the cessation as is mentioned in Rule 28.1 transfer to such Eligible Employee any moneys standing to his credit in his Cash Account.

28.3     TRANSFER OF SHARES

         Subject to Rule 28.4, the Trustees shall forthwith upon the expiration of ninety days after ceasing to hold any Appropriated Shares on behalf of an Eligible Employee transfer to such Eligible Employee any of his Matured Shares still held by them on his behalf and in respect of which such Eligible Employee has not given a notice in writing to the Trustees pursuant to Rule 24.2.1.

28.4     DEATH

28.4.1 If an Eligible Employee dies then, subject as hereinafter provided, the Trustees shall transfer to the legal personal representatives of such Eligible Employee at their request such of his Matured Shares as are still held on his behalf by the Trustees and any moneys standing to the credit of such Eligible Employee in his Cash Account provided always that the Trustees shall not be obliged to continue to hold such Matured Shares for longer than six months after the Eligible Employee's death.

28.4.2 If an Eligible Employee ceases to be employed as mentioned in Rule 28.1 or dies after the Qualification Date relating to a Base Period, all the Shares then held by the Trustees as his Qualification Shares shall thereupon become his Matured Shares.

28.4.3 Where an Eligible Employee dies, then his legal personal representatives may, by giving notice in writing to the Trustees in the prescribed form, request the Trustees to sell all of the Eligible Employee's Matured Shares pursuant to Rule 24.2.1 and in such a case the provisions of Rule 24.2.4 will not apply if the Eligible Employee has previously given a notice in accordance with the provisions of Rule
         24.2.1 in the same Year of Assessment.

28.5     COMPENSATION

         In no circumstances shall an Eligible Employee who ceases to be an employee of any of the Participating Companies or the Company any Subsidiary of the Company by reason of dismissal or otherwise howsoever be entitled to claim against any of the Participating Com-panies, the Company or any of such Subsidiaries any compensation for or in respect of any consequential loss he may suffer by reason of the operation of the Rules or of his inability to participate in the Scheme following upon such cessation.

29.      DIVIDENDS

         Where the Trustees receive any dividends in respect of their holding of Eligible Employees' Qualification Shares, Deposited Shares, Appropriated Shares and Matured Shares, they shall -

         (i) divide the resultant amount by the total of all such Eligible Employees' Qualification Shares, Deposited Shares, Appropriated Shares and Matured Shares held by them and in respect of which such dividends were paid;

         (ii) distribute to each Eligible Employee concerned as soon as reasonably practicable thereafter such amount as is found by multiplying the amount ascertained by the calculation referred to in paragraph (i) by the total of all such Eligible Employee's Qualification Shares, Deposited Shares, Appropriated Shares and Matured Shares in respect of which such dividends were paid rounded to the nearest whole penny;

         (iii) provide each Eligible Employee with details of any tax credit in respect of payments made under this Rule; and

         (iv) retain any amount not distributed to be used in meeting the costs, expenses and charges of managing and administering the Scheme (including any such costs and expenses as are payable by Eligible Employees under Rule 32).

30.      FRACTIONS ARISING FROM THE ISSUE OF NEW SECURITIES

30.1     ALLOCATION AMONGST ELIGIBLE EMPLOYEES

30.1.1 If the Trustees become entitled to receive any shares, stock, securities or other rights in respect of their holding of

         Eligible Employees' Qualification Shares, Matured Shares, Deposited Shares or Appropriated Shares, the Trustees shall allocate such shares, stock, securities or other rights among the Eligible Employees concerned on a proportionate basis.

30.1.2 If such allocation by reference to the aggregate of Qualification Shares, Matured Shares, Deposited Shares or Appropriated Shares attributable to an Eligible Employee should give rise to a fraction of a share, stock, security or right, the Trustees shall round such aggregate allocation down to the next whole share, stock, security or right. If, having allocated the said shares, stock, securities or rights on the foregoing basis, the Trustees have remaining any shares, stock, securities or rights, which, if so allocated, would give rise to fractions, the Trustees shall use all reasonable endeavours to sell such shares, stocks, securities or rights and shall distribute the proceeds of sale thereof (after deducting any expenses of sale and any taxation which may be payable by the Trustees in respect thereof) to the Eligible Employees concerned in due proportion provided that any such proceeds which are due to an Eligible Employee are less than (pounds) 2.50 shall be retained by the Trustees to be used in meeting the costs, expenses and charges of managing and administering the Scheme (including any such costs and expenses as are payable by Eligible Employees under Rule 32).

30.2     ALLOCATION AMONGST AN ELIGIBLE EMPLOYEE'S SHARES

         Where the Trustees have allocated the said shares, stock, securities or rights in accordance with the provisions of Rule 30.1 to each Eligible Employee the Trustees shall then allocate the said shares, stock, securities or rights to such Eligible Employee on a proportionate basis by reference to his Qualification Shares, Matured Shares, Deposited Shares or Appropriated Shares and by reference to the relative times of acquisition or appropriation (as the case may be) of such Qualification Shares, Matured Shares, Deposited Shares or Appropriated Shares and, if such allocation should give rise to a fraction of a share, stock, security or right, the Trustees shall round such allocation up or down to the next whole share, stock, security or right as they in their absolute discretion think fit.

31.      ERRORS AND OMISSIONS

31.1     GENERAL

         If, in relation to any Base Period, as a result of an error or omission either a Participating Company fails to make a Contribution to the Trustees which is attributable to an Eligible Employee pursuant to these Rules within the period contemplated by Rule 14 or Shares to which an Eligible Employee is entitled pursuant to these Rules is not acquired on his behalf within the period contemplated by Rule 6 or is not appropriated to him within the period contemplated by Rule 17, the Company, the Participating Company and the Trustees may, but without obligation so to do, do all such acts and things as may be agreed with the Commissioners of Inland Revenue to enable the Trustees to receive a Contribution, acquire and appropriate to the Eligible Employee the number of Shares necessary to put that Eligible Employee in the position he would have been in but for such failure or want to appropriation and agree, where relevant, the Initial Market Value attributable to such Shares notwithstanding that such actions may fall outside the time limits contemplated by or otherwise conflict with the other provisions of these Rules provided always that the Trustees shall not be obligated to incur any liability (whether actual or contingent) without being funded or indemnified to their satisfaction.

31.2     NO LIABILITY

         The Trustees, the Company and the Participating Company shall have no liability whatsoever to an Eligible Employee or to any person in whom the beneficial interest in that Eligible Employee's Qualification Shares, Matured Shares, Deposited Shares, Appropriated Shares or any amount in such Eligible Employee's Cash Account is for the time being vested or the legal personal representatives of that Eligible Employee or person in respect of any notification, document or communication given by such Eligible Employee, person or legal personal representative or for the failure to carry out any instruction or request contained therein, whether wholly or partially.

32.      COSTS AND EXPENSES

32.1     BY THE PARTICIPATING COMPANIES

         Subject to the following provisions of this Rule, all costs, expenses, charges and other liabilities of, and incidental to, the administration of the Scheme shall be payable to the Trustees who shall be entitled to recover such costs and expenses and to be indemnified against such liabilities (and, if they so require, to be funded and/or indemnified in advance to their satisfaction) by the Company and the Participating Companies in such proportions as the Company shall decide.

32.2     BY THE ELIGIBLE EMPLOYEES

         Subject to Rule 32.3, all the costs and expenses (including, without prejudice to the generality of the forgoing, all stamp duty and brokerage fees) arising as a result of any disposal on behalf of, or any transfer to, an Eligible Employee of his Qualification Shares, Deposited Shares, Matured Shares or Appropriated Shares shall unless the Company directs otherwise be payable to the Eligible Employee on whose behalf such transaction is carried out or by whom such instruction is given.

32.3     ALLOCATION AMONGST ELIGIBLE EMPLOYEES

         Where, on any one day, the Trustees carry out any of the transactions as mentioned in Rule 32.2 on behalf of more than one Eligible Employee, the aggregate of such costs and expenses as are mentioned in Rule 32.2 in respect of such transactions may be allocated amongst each of the Eligible Employees concerned in such transactions on a proportionate basis by reference to the proportion which the number of such Eligible Employee's Qualification Shares, Deposited Shares, Matured Shares or Appropriated Shares concerned in any of such transactions bears to the total of all Eligible Employees' Shares, Deposited Shares, Matured Shares or Appropriated Shares concerned in such transactions on behalf of each Eligible Employee. To the extent that such allocation results in any part of the costs and expenses payable by an Eligible Employee amounting to a fraction of less than one penny, then the Trustees may round such costs up or down to the nearest whole penny and any surplus thereby arising shall be retained by the Trustees to meet the incidental costs and expenses subsequently payable by Eligible Employees by virtue of this Rule.

32.4     WITHDRAWAL OF AMOUNTS FROM CASH ACCOUNTS

         The Trustees shall be entitled to withdraw from any Eligible Employee's Cash Account such costs, expenses, charges and other amounts due to them from such Eligible Employee pursuant to Rule 32.2 and shall be entitled to retain the Share Certificates of any of such Eligible Employee's Shares until such Eligible Employee has reimbursed them for any of such costs, expenses, charges and other amounts.

33.      DIRECTIONS AND NOTICES

33.1     TO THE TRUSTEES

         To be valid any direction, agreement or notice given to the Trustees or any Participating Company by an Eligible Employee or in respect of an Eligible Employee's Qualification Shares, Matured Shares, Deposited Shares, Appropriated Shares or Cash Account must be given in writing in the prescribed form and signed (or purport to be signed) by such Eligible Employee, his legal personal representatives or any other person in whom the beneficial interest in such Qualification Shares, Matured Shares, Deposited Shares or Appropriated Shares vested on his insolvency or otherwise by operation of law. Subject to Rule 23.3 any such direction, agreement or notice shall be deemed to have been given only when it is received by the Trustees or the Participating Company, as the case may be, and for these purposes such direction, agreement or notice shall be deemed to receive by the Trustees or the Participating Company, as the case may be, when it is addressed to, and received by the Company or to such other address as may from time to time be notified to the Eligible Employees concerned.

33.2     TO AN ELIGIBLE EMPLOYEE

         Any notification, document, payment or other communication to be given to an Eligible Employee hereunder may be given by delivery to him (if he is still an employee of any Participating Company) at his place of work or sent by ordinary post to the Eligible Employee's address as shown in the Trustees' records for the time being or to such other address as has been notified to the Trustees by the legal personal representatives of such Eligible Employee or any other person in whom the beneficial interest in such Eligible Employee's Qualification Shares, Matured Shares, Deposited Shares or Appropriated Shares has vested on such Eligible Employee's insolvency or otherwise by operation of law. The Trustees, the Company and the related Employer shall not be concerned to see that any Eligible Employee or any person in whom the beneficial interest in that Eligible Employee's Qualification Shares, Matured Shares, Deposited Shares, Appropriated Shares or Cash Account is for the time being vested or the legal personal representatives of that Eligible Employee or person actually receives any notification, document, payment or other communication so given, sent or made.

33.3     INDEMNITY AGAINST COSTS

         The Trustees shall be entitled to disregard any notice or direction from an Eligible Employee, his legal personal representatives or any person in whom the beneficial interest in that Eligible Employee's Qualification Shares, Matured Shares, Deposited Shares or Appropriated Shares is for the time being vested concerning the assignment, charge or other disposal of the beneficial interest in, or the transfer or disposal, whether to that Eligible Employee's Qualification Shares, Matured Shares, Deposited Shares or Appropriated Shares unless they have first been provided with the full amount of any costs, expenses, charges or other amounts payable by such Eligible Employee pursuant to Rule 32 by reference to such assignment, charge, transfer or disposal of any previous assignment, charge, transfer or disposal.

33.4     NOTICES IRREVOCABLE

         Any direction, agreement or notice once given shall be irrevocable. Subject as herein provided, any direction, agreement or notice shall be carried out by the Trustees in accordance with its terms. The

         Trustees shall incur no liability to an Eligible Employee if they act or take no action in reliance upon a direction, agreement or notice which purports to have been duly given.

34.      DISPUTES

         The decision of the Board in any dispute or question as to the rights or obligations of any person hereunder or concerning the construction of or effect of any of the Rules or otherwise shall be final and conclusive subject to the concurrence of the Auditors whenever required under the Rules of the Scheme.

35.      SUPSENSION

         The Company may by resolution of the Board suspend the operation of the Scheme either temporarily or permanently, but in such event the provisions of the Scheme shall, in relation to Shares which have already been acquired or appropriated under the Scheme, continue in full force and effect.

36.      AMENDMENT

         The Company may by resolution of the Board with the consent of the Trustees (which shall not unreasonably be withheld) amend any Rule of the Scheme but so that in no circumstances shall any amendment be made to the Scheme without the prior approval of the Commissioners of Inland Revenue.

IN WITNESS whereof the parties hereto have affixed their common seals the day and year first before written.


THE COMMON SEAL
of the COMPANY
was hereunto affixed
in the presence of:

         Director          /s/ Gerry Whent
                           ---------------------
                                                                   [SEAL]

         Secretary         /s/ S.R. SCOTT
                           ---------------------


THE COMMON SEAL
of VODAFONE LIMITED
was hereunto affixed
in the presence of:

         Director          /s/ Chris Gent
                           ---------------------
                                                                   [SEAL]

         Secretary         /s/ S.R. SCOTT
                           ---------------------


THE COMMON SEAL
of VODAFONE GROUP
SERVICES LIMITED
was hereunto affixed
in the presence of:

         Director          /s/ Kenneth Hydon
                           ---------------------
                                                                   [SEAL]

         Secretary         /s/ S.R. SCOTT
                           ---------------------

THE COMMON SEAL
of VODAC LIMITED
was hereunto affixed
in the presence of:

         Director          /s/ D. Henning
                           -----------------------
                                                                   [SEAL]

         Secretary         /s/ S.R. SCOTT
                           -----------------------


THE COMMON SEAL
of VODAPAGE LIMITED
was hereunto affixed
in the presence of:

         Director          Julian Horn-Smith
                           -----------------------
                                                                   [SEAL]

         Secretary         /s/ S.R. SCOTT
                           -----------------------


THE COMMON SEAL
of VODATA LIMITED
was hereunto affixed
in the presence of:

         Director          David Channing-Williams
                           -----------------------
                                                                   [SEAL]

         Secretary         /s/ S.R. SCOTT
                           -----------------------

THE COMMON SEAL
of PAKNET LIMITED
was hereunto affixed
in the presence of:

         Director          /s/ David Channing-Williams
                           ---------------------------
                                                                   [SEAL]

         Secretary         /s/ S.R. Scott
                           ---------------------------


THE COMMON SEAL
of the TRUSTEES
was hereunto affixed
in the presence of:

         Director          /s/ David Ogden
                           ---------------------------


         Authorised        /s/ Beverly Rees
         Signatory         ---------------------------